June 7, 2010

NEUBERGER BERMAN EMERGING MARKETS EQUITY FUND

SUMMARY PROSPECTUS
Class R3 Shares (NEMRX)

Before you invest, you may want to review the Fund’s prospectus, which contains more information about the Fund and its risks. You can find the Fund’s prospectus and other information about the Fund (including the Fund’s SAI) online at https://www.nb.com/MutualFundLiterature.aspx?id=1230&aclass=equity&sclass=r3. You can also get this information at no cost by calling 800-366-6264 or by sending an e-mail request to fundinfo@nb.com. You can also get this information from your investment provider or any investment provider authorized to sell the Fund’s shares. The Fund’s prospectus dated June 7, 2010 (and as it may be amended or supplemented), and SAI dated December 14, 2009, as amended June 7, 2010 (and as it may be further amended or supplemented), are incorporated herein by reference.

GOAL
The Fund seeks long-term growth of capital.

FEES AND EXPENSES
These tables describe the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)
Redemption/Exchange fee on shares held 60 days or less (as a % of amount redeemed/exchanged)	2.00
Annual Fund Operating Expenses (expenses that you pay each year as a % of the value of your investment)
Management fees	1.26
Distribution (12b-1) fees	0.50
Other expenses1	1.27
Acquired fund fees and expenses	0.02
Total annual operating expenses	3.05
Fee waiver and/or expense reimbursement	1.12
Total annual operating expenses after fee waiver and/or expense reimbursement2	1.93

The expense example can help you compare costs among mutual funds. The example assumes that you invested $10,000 for the periods shown, that the Fund earned a hypothetical 5% total return each year, and that the Fund’s expenses were those in the table. Actual performance and expenses may be higher or lower.

	1 Year	3 Years	5 Years	10 Years
Class R3	$196	$606	$1,287	$3,109

1“Other expenses” are based on estimated amounts for the current fiscal year; actual expenses may vary.

2Neuberger Berman Management LLC (NBM) has contractually undertaken to forgo current payment of fees and/or reimburse certain expenses of Class R3 so that the total annual operating expenses (excluding interest, taxes, brokerage commissions, acquired fund fees and expenses, and extraordinary expenses, if any) are limited to 1.91% of average net assets. This undertaking lasts until 8/31/2013. The Fund has agreed that Class R3 will repay NBM for fees and expenses forgone or reimbursed for that class provided that repayment does not cause annual operating expenses to exceed 1.91% of its average net assets. Any such repayment must be made within three years after the year in which NBM incurred the expense.

Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual operating expenses or in the example, affect the Fund’s performance. For the period from October 8, 2008 to August 31, 2009, the Fund’s portfolio turnover rate was 84% (not annualized) of the average value of its portfolio.

NEUBERGER BERMAN EMERGING MARKETS EQUITY FUND	June 7, 2010

PRINCIPAL INVESTMENT STRATEGIES
To pursue its goal, the Fund normally invests at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in equity securities of issuers in emerging market countries. These include securities of companies (1) that are traded principally on a stock exchange or over-the-counter in emerging market countries, (2) that are organized under the laws of and have a principal office in emerging market countries, or (3) that derive 50% or more of their total revenues from, and/or have 50% or more of their total assets in, goods produced, sales made, profits generated or services performed in emerging market countries.

The Portfolio Manager uses a bottom-up securities selection approach focusing on fundamental analysis and overlays top- down country criteria that concentrate on economic, legislative and business developments to identify geographic regions and sectors that may be particularly attractive. The Portfolio Manager seeks companies that are expected to grow faster than relevant markets and whose security prices do not fully reflect their potential for growth. The Portfolio Manager believes that in-depth, strategic and financial research is the key to identifying undervalued companies and seeks to identify companies with the following characteristics:

■	stock prices undervalued relative to long-term cash flow growth potential;

■	industry leadership;

■	potential for significant improvement in the company’s business;

■	sufficient liquidity;

■	strong financial characteristics;

■	strong corporate governance practices; and

■	management track record.

The Fund seeks to reduce risk by diversifying among many industries. Although it has the flexibility to invest a significant portion of its assets in one country or region, it generally intends to remain diversified across countries and geographical regions.

The Portfolio Manager follows a disciplined selling strategy and may sell a stock when it reaches a target price, when the company’s business fails to perform as expected, or when other opportunities appear more attractive.

The Fund may invest in companies of any market capitalization. Equity securities in which the Fund may invest include common and preferred stocks, convertible securities, rights and warrants to purchase common stock and depositary receipts. The Fund may also invest in exchange traded funds, foreign real estate companies and structured notes. The Fund may invest a significant portion of its assets in exchange traded funds.

The Fund may change its goal without shareholder approval, although it does not currently intend to do so. The Fund will not change its strategy of normally investing at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in equity securities of issuers in emerging market countries, without providing shareholders at least 60 days’ notice. This test is applied at the time the Fund invests; later percentage changes caused by a change in Fund assets, market values or company circumstances will not require the Fund to dispose of a holding.

PRINCIPAL INVESTMENT RISKS
The Fund is a mutual fund, not a bank deposit, and is not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency.

Most of the Fund’s performance depends on what happens in international stock markets. The behavior of these markets is unpredictable, particularly in the short term. Although foreign stocks offer added diversification potential, world markets may all react in a similar fashion to important economic or political developments. The value of your investment may fall, sometimes sharply, and you could lose money.

NEUBERGER BERMAN EMERGING MARKETS EQUITY FUND	June 7, 2010

Foreign and Emerging Market Risk. Foreign securities can be riskier than comparable U.S. securities. This is in part because some foreign markets are less developed and foreign governments, economies, laws, tax codes and securities firms may be less stable. There is also a higher chance that key information will be unavailable, incomplete or inaccurate. Additional risks include exposure to currency fluctuations, less liquidity, less developed or less efficient trading markets, social, political or economic instability, nationalization or expropriation of assets, and differing auditing and legal standards. As a result, foreign securities can fluctuate more widely in price than comparable U.S. securities, and they may also be less liquid. Investing in emerging market countries involves risks in addition to those generally associated with investing in developed foreign countries. Securities issued in these countries may be more volatile and less liquid than securities issued in foreign countries with more developed economies or markets.

Currency Risk. Currency fluctuations could erase investment gains or add to investment losses.

Market Capitalization Risk. At any given time, small-, mid-, or large-cap stocks may be out of favor with investors. If the Fund emphasizes a certain market capitalization, it could perform worse than certain other funds over a given time period. At times, large-cap stocks may lag other types of stocks in performance. Small- and mid-cap stocks may fluctuate more widely in price than the market as a whole, may underperform other types of stocks or be difficult to sell when the economy is not robust or during market downturns, and may be more affected than other types of stocks by the underperformance of a sector emphasized by the Fund. In addition, the stocks of smaller companies are often more volatile and less liquid than the stocks of larger companies. Small-cap companies may have a shorter operational history than larger companies, may not have as great an ability to raise additional capital, and may have a less diversified product line.

Sector Risk. To the extent the Fund invests more heavily in one sector, it thereby presents a more concentrated risk. Individual sectors tend to move up and down more than the broader market. The several industries that comprise a sector may all react in the same way to economic, political and regulatory events. The Fund’s performance may also suffer if a sector does not perform as expected.

Growth Investing Risk. Because the prices of most growth stocks are based on future expectations, these stocks tend to be more sensitive than value stocks to bad economic news and negative earnings surprises. Bad economic news or changing investor perceptions can negatively affect growth stocks across several industries and sectors simultaneously. Growth stocks may underperform during periods when the market favors value stocks.

Value Investing Risk. With a value approach, there is the risk that stocks may remain undervalued during a given period, because value stocks, as a category, may lose favor with investors, or because of a failure to anticipate which stocks or industries would benefit from changing market or economic conditions.

Investment Company Risk. Through its investment in exchange traded funds and other investment companies, the Fund is subject to the risks of the investment companies’ investments and to the investment companies’ expenses.

Recent Market Conditions. Recent events in the financial sector have resulted, and may continue to result, in an unusually high degree of volatility in the financial markets, both domestic and foreign, and in the net asset values of many mutual funds, including to some extent the Fund. These events have also decreased liquidity in some markets and may continue to do so. Because the situation is unprecedented and widespread, it may be unusually difficult to identify both risks and opportunities using past models of the interplay of market forces, or to predict the duration of these market events.

A decline in the Fund’s average net assets during the current fiscal year due to market volatility or other factors could cause the Fund’s expense ratios for the current fiscal year to be higher than the expense information presented in “Fees and Expenses”.

NEUBERGER BERMAN EMERGING MARKETS EQUITY FUND	June 7, 2010

PERFORMANCE
The bar chart and table below provide an indication of the risks of investing in the Fund. The bar chart shows the Fund’s performance from the last calendar year. The table next to the bar chart shows what the returns would equal if you averaged out actual performance over various lengths of time and compares the returns with the returns of a broad-based market index. The index, which is described in “Descriptions of Indices” in the prospectus, has characteristics relevant to the Fund’s investment strategy.

Past performance (before and after taxes) is not a prediction of future results. Visit www.nb.com or call 800-877-9700 for updated performance information.

YEAR-BY-YEAR % RETURNS
AS OF 12/31 EACH YEAR*

2000	2001	2002	2003	2004	2005	2006	2007	2008	2009
85.78

Best quarter: Q2 ’09, 35.52%
Worst quarter: Q1 ’09, 5.46%
Year-to-date performance as of 3/31/2010: 2.69%

AVERAGE ANNUAL TOTAL % RETURNS
AS OF 12/31/09*
	1 Year	Since Inception (10/8/2008)
Emerging Markets Equity Fund
Return Before Taxes	85.78	54.94
Return After Taxes on Distributions	82.29	51.39
Return After Taxes on Distributions and Sale of Fund Shares	56.40	44.99
MSCI Emerging Markets Index (reflects no deduction for fees, expenses or taxes)	79.02	42.51

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their Fund shares through tax- deferred arrangements, such as 401(k) plans or individual retirement accounts.

*
The above performance is that of the Fund’s Institutional Class. Because Institutional Class has lower expenses than Class R3, its performance typically would have been better than that of Class R3. Returns would have been lower if NBM had not reimbursed certain expenses and/or waived a portion of the investment management fees during certain of the periods shown.

INVESTMENT MANAGERS
Neuberger Berman Management LLC (NBM) is the Fund’s investment manager. Neuberger Berman LLC (NB LLC) is the Fund’s sub-adviser.

PORTFOLIO MANAGER
The Fund is managed by Conrad Saldanha, CFA (Managing Director of NBM and NB LLC). He has managed the Fund since its inception in October 2008.

BUYING AND SELLING SHARES
Shares of the Fund are available only through investment providers such as banks, brokerage firms, retirement plan administrators, and financial advisers. To buy or sell shares of the Fund, contact your investment provider.

For Class R3 eligibility requirements see “Maintaining Your Account” in the prospectus.

NEUBERGER BERMAN EMERGING MARKETS EQUITY FUND	June 7, 2010

The price you pay for each Class R3 share is its net asset value per share. When you buy shares, you will receive the next share price to be calculated after your order has been accepted.

Unless a redemption/exchange fee is applied, the Fund pays you the full share price when you sell shares. When you sell shares, you will receive the next share price to be calculated after your order has been accepted, minus any applicable redemption/ exchange fee.

The Fund is open for business every day the New York Stock Exchange is open.

TAX INFORMATION
Except for tax-advantaged retirement plans and accounts and other tax-exempt investors, you will be subject to tax to the extent the Fund makes actual or deemed distributions of ordinary income or net capital gains. Eventual withdrawals from certain retirement plans and accounts generally are subject to tax.

PAYMENTS TO INVESTMENT PROVIDERS AND OTHER FINANCIAL INTERMEDIARIES
If you purchase the Fund through an investment provider or other financial intermediary (such as a bank, brokerage firm, workplace retirement program, or financial adviser), the Fund and/or NBM and/or its affiliates may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the investment provider or other financial intermediary and its employees to recommend the Fund over another investment. Ask your investment provider or visit its website for more information.

The “Neuberger Berman” name and logo are registered service marks of Neuberger Berman LLC. “Neuberger Berman Management LLC” and the individual Fund name in this prospectus are either service marks or registered service marks of Neuberger Berman Management LLC. ©2010 Neuberger Berman Management LLC. All rights reserved.

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NEUBERGER BERMAN EMERGING MARKETS EQUITY FUND	June 7, 2010

SEC File Number: 811-00582
K0150 06/10